                                                                Exhibit 10.1

                             HEALTHDRIVE CORPORATION
               SECOND AMENDED AND RESTATED 1992 STOCK OPTION PLAN
                    Amended and Restated as of July __, 1998


     SECTION 1. PURPOSE

     The purpose of this HealthDrive Corporation Second Amended and Restated 1992 Stock Option Plan (the "Plan") is to encourage executives, directors, employees and staff members of HealthDrive Corporation (the "Company") and its Subsidiaries (as hereinafter defined) and employees of professional corporations affiliated with and/or providing services for the Company and/or its Subsidiaries to continue their relationship and/or employment with the Company by providing favorable opportunities for them to participate in the ownership of the Company through the granting of stock options designed to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and through the granting of stock options which are not intended to qualify for any special tax treatment under the Code. All Options granted under the Plan, whether such Options are "Discretionary Options" granted pursuant to Section 4 below or "Formula Options" granted pursuant to Section 5 below, are referred to herein collectively as the "Options." The term "Subsidiary" as used in the Plan means a corporation of which the Company owns 50% or more of the total combined voting power of all classes of stock.

     SECTION 2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Subject to the provisions of Sections 18 and 19, the Committee shall have the authority to interpret the Plan, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     SECTION 3. OPTION SHARES

     Options may be granted under the Plan while the Plan is in effect for the purchase of not in excess of 750,000 shares of the Company's Common Stock, $.01 par value (the "Stock"); provided that such aggregate number of shares shall be subject to adjustment in accordance with Section 18 hereof. Shares covered by unexercised options which are no longer exercisable for any reason shall be available for issuance under Options granted hereunder unless the Plan has been terminated. Shares delivered on exercise of options may be made available from authorized and unissued stock or from Stock held in the Company's Treasury. If shares issued upon exercise of Options are subsequently repurchased by the Company, such repurchased shares will not be available for issuance under Options granted under the Plan. Subject to adjustment in accordance with Section 18, no person may in any calendar year be granted Options with respect to more than 100,000 shares of Stock.

     SECTION 4. AUTHORITY TO GRANT DISCRETIONARY OPTIONS

     The Committee may from time to time grant (a) to such eligible employees of the Company or its Subsidiaries as it shall determine an Option or Options ("Discretionary Options") to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Discretionary Option(s) will to the extent so designated at the time of grant constitute "incentive stock options" within the meaning of Section 422 of the Code (such a Discretionary Option being hereinafter referred to as an "ISO"); and (b) to such eligible executives, directors, employees and staff members of the Company and its Subsidiaries and such eligible employees of professional corporations affiliated with and/or providing services for the Company and/or its Subsidiaries as it shall determine a Discretionary Option or Discretionary Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Discretionary Options shall not constitute incentive stock options (such an Option being hereinafter referred to as an "NSO"). Subject to the foregoing and to any other applicable limitations set forth in this Plan, the number of shares of Stock to be covered by any Discretionary Option granted pursuant to this Section 4 shall be as determined by the Committee. All Options granted prior to the date of the second amendment and restatement of the Plan (the "Restatement Date"), shall be deemed to be Discretionary Options.

     SECTION 5. FORMULA OPTIONS

     Each member of the Board of Directors of the Company who on February 15th of each year commencing after the Restatement Date (each, a "Formula Grant Date") is not an officer or employee of the Company, any Subsidiary or any professional corporations affiliated with and/or providing services for the Company and/or its Subsidiaries, and has not been an officer or employee of the Company or any of such entities during the twelve months preceding such date (each, an "Outside Director"), shall be granted on such Formula Grant Date an option (each, a "Formula Option") to purchase 5,000 shares of Stock at an exercise price per share equal to the fair market value (determined in accordance with Section 8) of a share of Stock on the Formula Grant Date. Each Formula Option shall become exercisable in four equal installments on each of the first four anniversaries of the Formula Grant Date, provided that the recipient of such Option is an Outside Director on such anniversary date, and shall terminate on the earlier of (i) the tenth anniversary of the applicable Formula Grant Date, and (ii) 60 days after the first day on which the recipient ceases being an Outside Director, regardless of cause. Notwithstanding anything to the contrary in this Plan, no Outside Director shall receive a Formula Option on a Formula Grant Date who, if such Outside Director was a member of the Board of Directors of the Company at any time during the last calendar year prior to such Formula Grant Date, failed to attend at least 75% of the meetings of the Board of Directors of the Company that occurred during the period during such calendar year that such Outside Director was a member of the Company's Board of Directors. In addition, no individual may receive more than five Formula Grants pursuant to the Plan. Formula Options are not intended to be ISOs.

     SECTION 6. OPTION AGREEMENT

     Each participant to whom an Option is granted shall enter into a written agreement with the Company (an "Option Agreement") setting forth the terms and conditions of the Option; the Option Agreement may contain such terms, conditions and restrictions not inconsistent with the terms of this Plan as the Committee shall approve.

     SECTION 7. ELIGIBILITY

     Only Outside Directors shall be eligible for Formula Options. The individuals who shall be eligible to receive Discretionary Options under the Plan shall be those executives, directors, employees and staff members of the Company and its Subsidiaries and those employees of professional corporations affiliated with and/or providing services for the Company and/or its Subsidiaries (collectively, the "Participants") who, in the opinion of the Committee, render services of special importance to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. However, only employees of the Company or a Subsidiary shall be eligible to receive grants of ISOs under the Plan. A Participant to whom an Option has been granted, whether a Discretionary Option of a Formula Option, pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     SECTION 8. OPTION PRICE

     The price at which shares may be purchased upon exercise of a Discretionary Option shall be specified by the Committee at the time the Discretionary Option is granted, but in the case of an ISO shall not be less than the fair market value of the shares of Stock on the date the Discretionary Option is granted. For purposes of the Plan, the "fair market value" of a share of Stock at any particular date shall be (a) if shares of Stock are traded on a securities exchange, the mean between the highest and lowest quoted selling prices on the date in question; or (b) if shares of Stock are traded in the over-the-counter market, the average of the mean prices between the lowest reported bid price and highest reported asked price of the Stock during the 30-day period ending on the date in question, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Stock in such market; or (c) if shares of Stock are not then actively traded on an exchange or in the over-the-counter market, "fair market value" shall mean the amount determined in good faith by the Committee and such determination may be based on a formula and such other material factors (including without limitation any restrictions on transfer imposed on such shares) as the Committee shall in its discretion deems appropriate; provided, however, that any method of determining the fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     In the case of a Participant who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares may be so purchased pursuant to an ISO shall be not less than 110% of the fair market value of the Stock on the date the ISO is granted.

     SECTION 9. DURATION OF OPTIONS

     The duration of any Discretionary Option shall be specified by the Committee in the Option Agreement, but no Discretionary Option shall be exercisable after the expiration of 10 years from the date the Discretionary Option is granted. In the case of any Participant who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of 5 years from the date such Discretionary Option is granted. The Committee, in its discretion, may extend any Discretionary Option theretofore granted subject to the aforesaid limits and may provide that a Discretionary Option shall be exercisable during its entire duration or during any lesser period of time.

     SECTION 10. RESTRICTION ON EXERCISE OF OPTIONS

     Notwithstanding any other provisions of the Plan, to the extent that the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which an Option may be exercisable for the first time by an Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or a Subsidiary) exceeds $100,000, the Option will not be an ISO. Each Discretionary Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its discretion, may provide in the Option Agreement. The Committee shall determine the rate at which each Discretionary Option shall be exercisable.

     SECTION 11. EXERCISE OF OPTION

     Options shall be exercised by delivery of such written notice to the Company as shall be specified in the Option Agreement, accompanied by payment of the option price of the number of shares with respect to which the Option is to be exercised. Payment shall be made in cash or check payable to the Company in an amount equal to the option price of such shares.

     To the extent provided in an Option Agreement, payment of the option price may be made, in whole or in part, in shares of Stock of the Company owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock previously acquired by him pursuant to the exercise of any "incentive stock option" unless and until such shares of Stock shall have been held by him for at least 2 years from the date such option was granted and at least 1 year from the date the option was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised
(a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, fully vested and free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery of such notice that is not greater than the option price of the shares with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates;

and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or a check payable to the order of the Company in an amount equal to the amount of such excess. The fair market value of shares of Stock offered by the Optionee shall be determined exclusively by the Committee.

     To the extent provided in an Option Agreement, payment of the option price may be made in part by a promissory note executed by the Optionee and collaterally secured by the Stock obtained upon exercise of the Option, providing for repayment at such time or times as the Committee shall approve; provided, however, that such promissory note shall provide for repayment no later than 5 years from the date of exercise and for interest at a rate not less than the prevailing "prime" rate charged on the date of exercise by the major commercial banks in the area of the Company's main office, and provided further that in any event an amount not less than the par value (if any) of the shares of Stock with respect to which the Option is being exercised must be paid in cash or shares of Stock in accordance with this Section 11. The decision as to whether to permit partial payment by a promissory note for Stock to be issued upon exercise of any Option granted shall rest entirely in the discretion of the Committee.

     The Committee may require that the person exercising an ISO give a written representation to the Company, satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of shares purchased upon exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that either the exercise of an Option or the disposition of shares purchased imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the person exercising the Option or making the disposition remit to the Company an amount sufficient to satisfy those requirements.

     SECTION 12. NONTRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

     SECTION 13. TERMINATION OF EMPLOYMENT OF OPTIONEE, ETC.

     Except as may be otherwise expressly provided herein, Discretionary
Options shall terminate immediately upon severance of the employment, directorship or other relationship of the Optionee to the Company or its Subsidiaries, as the case may be, for any reason, for or without cause, other than death or disability under the then established rules of the Company or its Subsidiaries; provided that, if and to the extent provided in the Option Agreement, it may also be exercisable within the period of 1 day less than 3 months after the severance date, to the extent to which the Optionee was entitled to exercise the Discretionary Option immediately prior to such termination. The Committee shall also have the discretion to extend the period during which Options may be exercised after the severance date, provided that any Options so extended and exercised after either (i) the tenth anniversary of the date on which they were granted, or (ii) the day that is one day less than three months after the severance date, shall not be deemed to be ISOs, but shall instead be deemed to be NSOs. With respect to Discretionary Options, in the event of the death of an Optionee before the date of expiration of such Discretionary Option and while the Optionee has an employment, directorship or other relationship with the Company or a Subsidiary or during the 3 month period described in the preceding sentence, or in the event of the termination of the employment, directorship or other relationship of the Optionee because of disability, such Discretionary Option shall terminate on the earlier of such date of expiration or 1 year following the date of such death or termination on account of disability. After the death of an Optionee, his executors, administrators or any persons to whom his Option (whether a Discretionary Option or a Formula Option) may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to such termination to exercise the Option to the extent to which the Optionee was entitled to exercise the Option on the date of his death. With respect to Discretionary Options, in the event of the termination of directorship, employment or other relationship of the Optionee for reasons other than death, the Optionee shall have the right prior to the termination of such Discretionary Option to exercise the Option to the extent to which he was entitled to exercise such Option immediately prior to such termination, subject to the foregoing provisions of this Section 12.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company or Subsidiary and Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than 90 days or (b) the Optionee's right to re-employment after such absence is guaranteed either by statute or by contract.

     SECTION 14. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, with respect to the Securities Act of 1933, as amended (the "Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the shares are effectively registered for such issuance under the Act and the Blue Sky Law or the Company's counsel has rendered an opinion or advice to the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulations of any governmental authority.

     SECTION 15. NO RIGHTS AS STOCKHOLDER

     No Optionee shall have rights as a stockholder with respect to shares covered by his Option until the date of issuance of a stock certificate for such shares; and except as otherwise provided in Section 18 hereof no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     SECTION 16. NO EMPLOYMENT OBLIGATION, ETC.

     The granting of any Option shall not impose upon the Company or a Subsidiary any obligation to employ or continue to employ any Optionee or otherwise maintain any relationship with any Optionee, and the right of the Company or a Subsidiary to terminate the employment of any person or other relationship of such person with the Company or a

Subsidiary shall not be diminished or affected by reason of the fact that an Option has been granted to him.

     SECTION 17. FORFEITURE FOR CAUSE

     Notwithstanding anything to the contrary in the Plan, if the Committee finds after full consideration of the facts presented on behalf of both the Company and the Optionee that the Optionee has been engaged in (a) the willful breach or habitual neglect of the duties s/he is required to perform as a director or employee of, independent contractor for, or advisor or consultant to the Company or a Subsidiary, (b) any conduct involving moral turpitude or (c) any other conduct which in the determination of the Committee renders the Optionee unfit to serve as a director or employee of, independent contractor for, or advisor or consultant to the Company or a Subsidiary, the Optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered stock certificates. The decision of the Committee as to whether the Optionee has engaged in any such activity and the damage done to the Company or any Subsidiary shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any Subsidiary in any manner.

     SECTION 18. CHANGES IN CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of capital stock, bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares covered by any outstanding Option and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increase in such shares effected without receipt of consideration by the Company or any other decrease therein effected without a distribution of cash or property in connection therewith.

     In the event the Company merges or consolidates with one or more corporations or other persons and the Company is the surviving corporation, thereafter upon any exercise of an Option, the holder thereof shall be entitled to purchase in lieu of the number of shares of Stock as to which the Option shall then be exercisable, the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if immediately prior to such merger or consolidation, the holder had been the holder of record of shares of Stock as to which the Option is then exercisable.

     If the Company is merged into or consolidated with another person under circumstances where the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another person while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (c) and (d) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, shares of such stock or other securities as the holders of shares of Stock received pursuant to the terms of the merger, consolidation or sale; or (b) the Board of Directors of the Company, acting by majority vote, may waive any discretionary limitations imposed pursuant to
Section 10 hereof so that all Options from and after a date prior to the effective date of such merger, consolidation, liquidation or sale, as the case may be, specified by the Committee, shall be exercisable in full; or (c) all outstanding Options may be cancelled by the Board of Directors of the Company, acting by majority vote, as of the effective date of any such merger, consolidation, liquidation or sale provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full (without regard to any discretionary limitations imposed pursuant to Section 10 hereof) during a 30-day period preceding the effective date of such merger, consolidation, liquidation or sale; or (d) all outstanding Options may be cancelled by the Board of Directors of the Company, acting by majority vote, as of the date of any such merger, consolidation, liquidation or sale provided that at least 30-days advance notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option but only to the extent exercisable in accordance with any discretionary limitations imposed pursuant to Section 10 prior to the effective date of such merger, consolidation, liquidation or sale.

     Except as expressly provided above, the issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     SECTION 19. AMENDMENT OR TERMINATION OF PLAN

     The Committee may modify, revise or terminate this Plan at any time and from time to time; provided, however, that without the further approval by the Stockholders, the Committee may not (a) materially increase the benefits accruing to Participants under the Plan; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan; or (c) change the class of persons eligible to receive Options. Notwithstanding the preceding sentence, the Committee shall in all events have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     SECTION 20. STOCK RESTRICTION AND REPURCHASE RIGHTS

     Stock issued pursuant to the exercise of an Option shall be subject to such restrictions on transfer by the Optionee and such repurchase rights as the Committee shall deem advisable and as shall be set forth in the Option Agreement.

     SECTION 21. INDEMNIFICATION OF COMMITTEE

     Service on the Committee shall constitute service as a director and officer of the Company and the Committee shall be entitled to indemnification and reimbursement as directors and officers of the Company pursuant to its certificate of incorporation, by-laws, resolutions of its Board of Directors or stockholders, or otherwise under applicable law.

     SECTION 22. DURATION OF THE PLAN

     Unless the Plan shall have terminated earlier, the Plan shall terminate on May 6, 2002, and no Option shall be granted pursuant to the Plan after the day preceding May 6, 2002. Options outstanding on the termination date of the Plan shall not be affected by the termination of the Plan.